This is filed pursuant to Rule 497(e)
File Nos.  33-76598
           811-08426

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                ALLIANCEBERNSTEIN GROWTH FUNDS
               -ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND -ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND
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Supplement  dated May 9, 2008 to the  Prospectus  dated  November 1, 2007 of the
AllianceBernstein Growth Funds that offers Class A, Class B, Class C and Advisor Class shares of AllianceBernstein International Research Growth Fund and of AllianceBernstein Global Research Growth Fund, and to the Prospectus dated November 1, 2007 that offers Class A, Class R, Class K and Class I shares of AllianceBernstein International Research Growth Fund and of AllianceBernstein Global Research Growth Fund.

                                    * * * * *

AllianceBernstein International Research Growth Fund
----------------------------------------------------

On May 8, 2008, the Board of Directors (the "Directors") of AllianceBernstein International Research Growth Fund (the "Fund") approved a proposal for the Fund to be acquired by AllianceBernstein International Growth Fund ("International Growth"). In connection with the acquisition, all of the Fund's assets and liabilities will be transferred to International Growth, and stockholders of the Fund will receive shares of International Growth in exchange for their shares of the corresponding class. The acquisition does not require approval of the Fund's stockholders. The Fund will mail to stockholders information about the Fund's acquisition in early July 2008. The acquisition is expected to occur early in the third quarter of this year.

AllianceBernstein Global Research Growth Fund
---------------------------------------------

     The  following   information   supplements   certain   information  in  the
Prospectuses under the heading "Management of the Funds - Portfolio Managers".

David Robinson replaces Thomas A. Schmitt as a research sector head with responsibility for the day-to-day management of AllianceBernstein Global Research Growth Fund (the "Fund"). Norman M. Fidel*, Eric Hewitt, Jane E. Schneirov, Francis X. Suozzo, Paul Vogel and Janet A. Walsh continue as research sector heads with responsibility for the day-to-day management of the Fund. Mr. Robinson is a Vice President of AllianceBernstein L.P. (the "Adviser") with which he has been associated in a substantially similar capacity to his current position since 2003. Prior to joining the Adviser, he was an equities analyst for Credit Suisse First Boston since March 2001.

This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectuses for future reference.

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*    As stated in the Supplement  dated March 6, 2008 to the Prospectuses of the
     Fund, effective June 30, 2008, Steven Nussbaum, M.D. will replace Norman M. Fidel.

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used by permission of the owner, AllianceBernstein L.P.

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